UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 14, 2024

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

(a)    On May 14, 2024, Ashford Hospitality Trust, Inc. (the “Company”) held its Annual Meeting. As of March 14, 2024, the record date for the Annual Meeting, there were 39,708,792 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 21,713,885 shares, or approximately 54.68% of the eligible voting shares, were represented either in person or by proxy.

(b)    Set forth below are the matters voted upon at the Annual Meeting and the estimated preliminary voting results reported by the Company’s proxy solicitor, Morrow Sodali, based on the information available to Morrow Sodali. These preliminary voting results will be updated through the filing of an amendment to this Current Report on Form 8-K to reflect the final certification of results from the independent inspector of election.

1.    Proposal One – To elect nine nominees to the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-votes
Monty J. Bennett	5,310,209	8,117,924	117,566	8,168,186
Amish Gupta	7,671,289	5,674,865	199,546	8,168,185
J. Robison Hays, III	7,484,559	5,830,353	230,789	8,168,184
Kamal Jafarnia	5,261,929	8,070,036	213,735	8,168,185
David W. Johnson	8,097,833	5,238,202	209,664	8,168,186
Frederick J. Kleisner	7,436,818	5,895,752	213,130	8,168,185
Sheri L. Pantermuehl	7,645,588	5,685,484	214,628	8,168,185
Davinder “Sonny” Sra	8,034,788	5,284,917	225,995	8,168,185
Alan L. Tallis	7,770,105	5,555,222	220,373	8,168,185

Based on the estimated preliminary results, each director nominee named above was elected at the Annual Meeting, except for Mr. Bennett and Mr. Jafarnia, who did not receive a majority of votes cast in favor of their election. In accordance with the director resignation policy set forth in Section IX of the Company’s Corporate Governance Guidelines (the “Guidelines”), each of Mr. Bennett and Mr. Jafarnia tendered their resignation as a director for consideration by the Nominating and Corporate Governance Committee of the board of directors of the Company (the “Board”) and for the ultimate decision of the Board. The Nominating and Corporate Governance Committee recommended, after due consideration, that the Board should not accept Mr. Bennett and Mr. Jafarnia’s tendered resignations and the Board did not accept such resignations. As a result, Mr. Bennett and Mr. Jafarnia will continue serving on the Board.

The Board’s decision to not accept Mr. Bennett’s resignation was based, in part, on the Board’s determination that Mr. Bennett has strong and consistent leadership qualities, which he displayed in his prior role as the Chief Executive Officer of the Company and continues to display as a director of the Company and as the Chairman of our Board. In the Board’s judgement, Mr. Bennett’s experience with, and knowledge of, the Company and its operations gained in his prior role and in his role as Chief Executive Officer and director of Ashford Inc. since its inception, are vital qualifications and skills that make him uniquely qualified to serve as a director of the Company and as the Chairman of our Board.

The Board’s decision to not accept Mr. Jafarnia’s resignation was based, in part, on the Board’s determination that Mr. Jafarnia’s extensive experience in the real estate industry and service as director of the Company for the prior 11 years has, in the Board’s judgment, provided valuable leadership and service to the Company. Mr. Jafarnia has vast experience in the independent broker dealer space, which is extremely beneficial to the Company in raising capital through its non-traded preferred stock offerings. Further, Mr. Jafarnia is a licensed attorney admitted to practice law in four states and the District of Columbia and has spent a majority of his career specifically as a regulatory compliance officer. Mr. Jafarnia has over 16 years of experience in the real estate and financial services industry as an attorney, owner, principal, compliance officer and executive. His experience in these multiple roles provides unique perspectives and benefits to the Board, including specifically with respect to regulatory compliance.

In determining whether to accept or reject Mr. Bennett and Mr. Jafarnia’s tendered resignations, the Board evaluated the resignations in light of the best interests of the Company and its stockholders, and considered all factors that may be relevant, including those set forth in the Guidelines.

2.    Proposal Two – To obtain advisory approval of the Company’s executive compensation. Based on the estimated preliminary results, this proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
7,638,439	5,718,303	188,958	8,168,185

3.    Proposal Three – To ratify the appointment of BDO USA, P.C., a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024. Based on the estimated preliminary results, this proposal was approved by the votes indicated below:

For	Against	Abstain
17,801,853	3,671,832	240,200

ITEM 7.01    REGULATION FD DISCLOSURE.

On May 14, 2024, the Company issued a press release announcing the estimated preliminary results of its 2024 Annual Meeting of Stockholders and noted that Blackwells Capital LLC’s attempted withhold proxy campaign had no meaningful impact on its outcome.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number Description

99.1    Press Release of the Company, dated May 14, 2024
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: May 15, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary